CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended October 31, 2023 of Brilliant N.E.V. Corp. (“Registrant”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of, the Principal Executive Officer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xiangying Meng

Xiangying Meng

Chief (Principal) Financial Officer and Principal Accounting Officer

/s/ Guangzhe Su
Guangzhe Su

Chief (Principal) Executive Officer and President

Dated: December 13, 2023